Investor Contact:	Ruth Ann Wisener
Bunge Limited
636-292-3014
ruthann.wisener@bunge.com

Media Contact:	Bunge News Bureau
Bunge Limited
636-292-3022
news@bunge.com

Bunge agrees to sell 35 U.S. grain elevators
Portfolio optimization milestone will enable company to reinvest in higher returning areas while strengthening its balance sheet

ST. LOUIS, MO., April 21, 2020 – Bunge Limited (NYSE: BG) today announced that it has agreed to sell 35 U.S. interior elevators to Zen-Noh Grain Corporation. The completion of the sale is subject to customary closing conditions, including regulatory approval.

“This transaction will allow Bunge to operate more efficiently and reinvest in higher returning areas of the company while reducing costs and strengthening our balance sheet,” said Greg Heckman, Bunge’s Chief Executive Officer. “Bunge will continue to be an industry leader in the U.S. grain marketplace through global grain trading and distribution with our export terminals in Destrehan, Louisiana, which we are expanding, and EGT, our joint venture in the Pacific Northwest. We will also continue our strong presence in the soybean processing business and milling operations.”

Through certain supply agreements, Bunge will be able to access a larger and stronger origination and distribution network through Zen-Noh to better serve American farmers and global export customers.

In addition to the export terminals in Destrehan and the EGT joint venture, Bunge will retain ownership in Bunge-SCF Grain, Bunge’s joint venture with SCF, and the Bunge elevators in Indiana that directly support Bunge’s soybean processing plant in Morristown.
About Bunge Limited

Bunge (www.bunge.com, NYSE: BG) is a world leader in sourcing, processing and supplying oilseed and grain products and ingredients. Founded in 1818, Bunge’s expansive network feeds and fuels a growing world, creating sustainable products and opportunities for more than 70,000 farmers and the consumers they serve across the globe. The company is headquartered in St. Louis, Missouri and has almost 25,000 employees worldwide who stand behind more than 350 port terminals, oilseed processing plants, grain facilities, and food and ingredient production and packaging facilities around the world.
Website Information

We routinely post important information for investors on our website, www.bunge.com, in the "Investors" section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could cause actual results to differ from these forward-looking statements: the outcome and effects of the Board’s strategic review; our ability to attract and retain executive management and key personnel; industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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